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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 2, 2004
                 (Date of Earliest Event Reported: June 2, 2004)




                         GULFTERRA ENERGY PARTNERS, L.P.
             (Exact name of Registrant as specified in its charter)


           Delaware                           1-11680                    76-00396023
(State or other jurisdiction of       (Commission File Number)        (I.R.S. Employer
        incorporation)                                               Identification No.)


                                4 Greenway Plaza
                              Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (832) 676-4853


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On June 2, 2004, we announced our redemption of the entire $175 million outstanding aggregate principal amount of our 10 3/8% senior subordinated notes due 2009. We also announced we had obtained a new $200 million Term Loan B credit facility in addition to our existing $300 million Term Loan B credit facility. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS , PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         c) Exhibits.

            Exhibit Number      Description
            --------------      -----------
                 99.1           Press Release dated June 2, 2004.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         GULFTERRA ENERGY PARTNERS, L.P.


                                         By:        /s/ Kathy A. Welch
                                            ------------------------------------
                                                       Kathy. A Welch
                                               Vice President and Controller
                                               (Principal Accounting Officer)


Date:  June 2, 2004

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                                  EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------
    99.1                Press Release dated June 2, 2004.